Exhibit 10.16

EXECUTION VERSION

WILLIS ENGINE SECURITIZATION TRUST,

as issuer of Series 2008-A1 Notes,

and

WILLIS LEASE FINANCE CORPORATION,
as Administrative Agent,

and

THE PERSONS LISTED ON THE SIGNATURE PAGE HEREOF,

as the initial Series 2008-A1 Holders

SERIES 2008-A1 NOTE PURCHASE AND LOAN AGREEMENT

Dated as of March 25, 2008

SERIES 2008-A1 NOTES

TABLE OF CONTENTS

		Page

ARTICLE I

DEFINITIONS

Section 1.01.	Definitions	2
Section 1.02.	Rules of Construction	4

ARTICLE II

PURCHASE AND SALE

Section 2.01.	Sale and Delivery of Series 2008-A1 Notes	4
Section 2.02.	Funding of Series 2008-A1 Loans	4
Section 2.03.	Closing	4

ARTICLE III

CONDITIONS PRECEDENT TO OBLIGATIONS OF SERIES 2008-A1 HOLDERS

Section 3.01.	Conditions Precedent to Obligations of Initial Series 2008-A1 Holders to Purchase Series 2008-A1 Notes	5
Section 3.02.	Conditions Precedent to Obligation of WEST to Issue Series 2008-A1 Notes	9

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF WEST AND ADMINISTRATIVE AGENT

Section 4.01.	Representations and Warranties of WEST	10
Section 4.02.	Representations and Warranties of Administrative Agent	15

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF SERIES 2008-A1 HOLDERS

Section 5.01.	Execution, Delivery, Binding Obligation	16
Section 5.02.	Securities Act	17

ARTICLE VI

CERTAIN COVENANTS OF PARTIES

Section 6.01.	Securities Act	19
Section 6.02.	Legal Conditions to Closing	19

Section 6.03.	Expenses and Fees	19
Section 6.04.	Further Assurances	20

ARTICLE VII

INDEMNIFICATION

Section 7.01.	Indemnification by WEST	20
Section 7.02.	Indemnification by Administrative Agent	20
Section 7.03.	Procedure	20
Section 7.04.	Defense of Claims	21

ARTICLE VIII

MISCELLANEOUS

Section 8.01.	Amendments	21
Section 8.02.	Notices	21
Section 8.03.	No Waiver; Remedies	22
Section 8.04.	Binding Effect; Assignability; Continuing Obligation	22
Section 8.05.	GOVERNING LAW; JURISDICTION	22
Section 8.06.	Execution in Counterparts	23
Section 8.07.	Survival	23
Section 8.08.	Appointment of Agent for Service of Process	23
Section 8.09.	Table of Contents; Headings	23
Section 8.10.	WAIVER OF JURY TRIAL	23
Section 8.11.	USA PATRIOT Act	23
Section 8.12.	Severability	23

SCHEDULES

SCHEDULE 1	Addresses of Series 2008-A1 Holders
SCHEDULE 2	Commitments of Series 2008-A1 Holders
SCHEDULE 3	2008 Engines

EXHIBITS

EXHIBIT A	Form of Controlling Trustee Closing Date Certificate
EXHIBIT B	Form of Administrative Agent Closing Date Certificate

ii

This SERIES 2008-A1 NOTE PURCHASE AND LOAN AGREEMENT (this “Agreement”), dated as of March 25, 2008, is made among WILLIS ENGINE SECURITIZATION TRUST, a Delaware statutory trust (“WEST”), WILLIS LEASE FINANCE CORPORATION, a Delaware corporation, as Administrative Agent (the “Administrative Agent”), and the Persons named on the signature page hereof as initial Series 2008-A1 Holders, together with any Person that becomes a Series 2008-A1 Holder in accordance with the terms hereof (the “Series 2008-A1 Holders”).

PREAMBLE

WHEREAS, WEST and Deutsche Bank Trust Company Americas, a New York banking corporation, as indenture trustee (“Indenture Trustee”), entered into the Indenture, dated as of August 9, 2005 (the “Original Indenture”), as thereafter supplemented by the Series 2005-A1 Supplement, the Series 2005-A2 Supplement, the Series 2005-B1 Supplement and the Series 2005-B2 Supplement and as amended and restated in its entirety by the Amended and Restated Indenture, dated as of December 13, 2007, between WEST and the Indenture Trustee (as supplemented by the Supplements, and as amended, supplemented or otherwise modified from time to time, the “Indenture”), as the Indenture was further supplemented by the Series 2007-A2 Supplement and the Series 2007-B2 Supplement;

WHEREAS, the Series 2005-A1 Term Notes, Series 2005-A2 Warehouse Notes, Series 2005-B1 Term Notes and Series 2005-B2 Warehouse Notes were issued on August 9, 2005 pursuant to the Series 2005-A1 Supplement, the Series 2005-A2 Supplement, the Series 2005-B1 Supplement and the Series 2005-B2 Supplement, respectively, and the Series 2007-A2 Warehouse Notes and Series 2007-B2 Warehouse Notes were issued on December 13, 2007 pursuant to the Series 2007-A2 Supplement and the Series 2007-B2 Supplement, respectively;

WHEREAS, the Controlling Trustees of WEST have authorized the issuance of a Series of Additional Notes, to be issued as Series A Term Notes and designated as “Willis Engine Securitization Trust Series 2008-A1 Floating Rate Secured Notes”, the proceeds of which are to be used in part to refinance the Series 2005-A2 Warehouse Notes and in part to fund the acquisition of the Additional Engines described in Schedule 3 hereto (the “2008 Engines”); and

WHEREAS, WEST and the Indenture Trustee will enter into the Series 2008-A1 Supplement to the Indenture, to be dated as of March 28, 2008 (as it may be amended or otherwise modified from time to time, the “Series 2008-A1 Supplement”), pursuant to which WEST is to issue the Series 2008-A1 Notes in the initial Outstanding Principal Balance of $212,384,958;

WHEREAS, each of the Series 2008-A1 Holders is willing to make a Series 2008-A1 Loan to WEST in the amount of its Commitment on the Closing Date, and the obligation of WEST to repay such Series 2008-A1 Loan to each Series 2008-A1 Holder will be represented by the Series 2008-A1 Note held by such Series 2008-A1 Holder;

NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01.    Definitions.  Capitalized terms used herein and not otherwise defined herein shall have the meaning set forth in the Indenture.  Whenever used in this Agreement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

“Closing Date” means, subject to Section 2.03(a),  March 28, 2008 or, if later, the date on which the conditions set forth in Section 3.01 hereof shall have been satisfied.

“Commitment” shall mean (a), for all Series 2008-A1 Holders, $212,384,958 in the aggregate, and (b), for each Series 2008-A1 Holder, the amount set forth opposite the name of such Series 2008-A1 Holder in Schedule 2 attached hereto.

“Marketing Materials” means the investor presentations made to investors by or on behalf of WEST (whether in person or electronically), dated January, 2008 and distributed to prospective investors on or about January 28, 2008.

“Material Adverse Effect” has the meaning specified in Section 4.01(a) hereof.

“Notes” means the Series A Notes and the Series B Notes.

“Preliminary Offering Memorandum” means the Preliminary Offering Memorandum, dated January 18, 2008, prepared by WEST in connection with the offering of the Series 2008-A1 Notes.

“Private Placement Memorandum” means the Private Placement Memorandum, dated March 24, 2008, prepared by WEST in connection with the offering of the Series 2008-A1 Notes.

“Series A Notes” means, collectively, (a) the $200,000,000 in original principal amount of WEST’s Series 2005-A1 Term Notes, (b) the $175,000,000 in maximum principal amount of WEST’s Series 2007-A2 Warehouse Notes, (c) the Series 2008-A1 Notes, and (d) any other note that is designated as a Series A Note under the Indenture.

“Series 2007-A2 Supplement” means the Series 2007-A2 Supplement to the Indenture, dated as of December 13, 2007, between WEST and the Indenture Trustee.

“Series 2007-A2 Warehouse Notes” means the Series of Notes designated as the “Willis Engine Securitization Trust Series 2007-A2 Floating Rate Secured Notes” issued on December 13, 2007 pursuant to the Series 2007-A2 Supplement and having the terms and conditions specified therein, and including any and all replacements, extensions, substitutions or renewals of such Notes.

“Series 2007-B2 Supplement” means the Series 2007-B2 Supplement to the Indenture, dated as of December 13, 2007, between WEST and the Indenture Trustee.

“Series 2007-B2 Warehouse Notes” means the Series of Notes designated as the “Willis Engine Securitization Trust Series 2007-B2 Floating Rate Secured Notes” issued on December 13, 2007 pursuant to the Series 2007-B2 Supplement and having the terms and conditions specified therein, and including any and all replacements, extensions, substitutions or renewals of such Notes.

“Series 2008-A1 Holders” means, initially, the Persons named as initial Series 2008-A1 Holders on the signature page hereof and, at any time of determination for the Series 2008-A1 Notes thereafter, any Person in whose name a Series 2008-A1 Note is registered in the Register for the Series 2008-A1 Notes.

“Series 2008-A1 Loan” means the loan made by a Series 2008-A1 Holder to WEST pursuant to Article II hereof.

“Series 2008-A1 Notes” means the Series of Notes designated as the “Willis Engine Securitization Trust Series 2008-A1 Floating Rate Secured Notes” to be issued on the Closing Date pursuant to the Series 2008-A1 Supplement and having the terms and conditions specified therein, and including any and all replacements, extensions, substitutions or renewals of such Notes.

“Series 2008-A1 Related Documents” means the Series 2008-A1 Transaction Documents, as defined in the Series 2008-A1 Supplement, and the Related Documents, as the same may be amended, supplemented, restated, replaced or otherwise modified from time to time.

“Series B Notes” means, collectively, (a) the $28,276,878 in original principal amount of WEST’s Series 2005-B1 Term Notes, (b) the $25,000,000 in maximum principal amount of WEST’s Series 2007-B2 Warehouse Notes, (c) the Series 2008-B1 Notes, and (d) any other note that is designated as a Series B Note under the Indenture.

“Series 2008-B1 Holders” means, on the Closing Date, the Persons named as Series 2008-B1 Holders in the Series 2008-B1 Note Purchase Agreement and, at any time of determination thereafter, any Person in whose name a Series 2008-B1 Note is registered in the Register.

“Series 2008-B1 Loans” means the loans made to WEST by the Series 2008-B1 Holder pursuant to the Series 2008-B1 Note Purchase Agreement.

“Series 2008-B1 Note Purchase Agreement” means the Series 2008-B1 Note Purchase and Loan Agreement, to be dated as of March 25, 2008, among WEST, the Administrative Agent and the Series 2008-B1 Holders, as amended, modified or supplemented from time to time in accordance with its terms.

“Series 2008-B1 Notes” means the notes issued pursuant to the Series 2008-B1 Note Purchase Agreement and the Series 2008-B1 Supplement.

“Series 2008-B1 Related Documents” means the Series 2008-B1 Transaction Documents, as defined in the Series 2008-B1 Supplement, and the Related Documents, as the same may be amended, supplemented, restated, replaced or otherwise modified from time to time.

“Series 2008-B1 Supplement” means the Series 2008-B1 Supplement to the Indenture, to be dated as of March 28, 2008, between WEST and the Indenture Trustee.

Section 1.02.          Rules of Construction.  The conventions of construction and usage set forth in Section 1.02 of the Indenture are hereby incorporated by reference in this Agreement.

ARTICLE II

PURCHASE AND SALE

Section 2.01.    Sale and Delivery of Series 2008-A1 Notes.  In reliance on the representations, warranties and agreements and subject to the terms and conditions set forth herein and in the Indenture and the Series 2008-A1 Supplement, WEST agrees to sell, and each of the Series 2008-A1 Holders severally and not jointly agrees to purchase, on the Closing Date, a Series 2008-A1 Note with the initial Outstanding Principal Balance for each Series 2008-A1 Holder set forth in Schedule 2 hereto. The Series 2008-A1 Notes shall be duly executed by WEST, duly authenticated by the Indenture Trustee and registered in the names of the Series 2008-A1 Holders.

Section 2.02.    Funding of Series 2008-A1 Loans.  (a)  On the terms and conditions hereinafter set forth, each Series 2008-A1 Holder severally and not jointly agrees that it will make a Series 2008-A1 Loan to WEST in an amount equal to such Series 2008-A1 Holder’s Commitment on the Closing Date, subject to satisfaction of the applicable conditions precedent set forth in Article III hereof and in Article IV of the Series 2008-A1 Supplement.

(b)     If any Series 2008-A1 Holder shall default on its obligation to make a Series 2008-A1 Loan on the Closing Date, one or more of the other Series 2008-A1 Holders may elect (but shall not be required to) to make the Series 2008-A1 Loan of the defaulting Series 2008-A1 Holder.  In such event, the initial Outstanding Principal Balance of the Series 2008-A1 Note held by the Series 2008-A1 Holder making such Series 2008-A1 Loan shall be increased by the amount of the initial Outstanding Principal Balance of the Series 2008-A1 Note that would have been issued to the defaulting Series 2008-A1 Holder.

Section 2.03.    Closing.  (a) The issuance of the Series 2008-A1 Notes and the making of the Series 2008-A1 Loans shall occur at the offices of Pillsbury Winthrop Shaw Pittman LLP, New York, New York, at 10:00 a.m., New York time, at a closing (the “Closing”) on the Closing Date.  At its option, WEST shall have the right to postpone the Closing Date to a later date as set forth in a written notice delivered to each of the Series 2008-A1 Holders and the Senior Liquidity Provider at least two (2) days prior to such Closing Date.  At the Closing, WEST will cause Series 2008-A1 Notes in initial Outstanding Principal Balances equal to the amounts set forth beside the names of the initial Series 2008-A1 Holders in Schedule 2 to be issued and registered in the name of each Series 2008-A1 Holder or its nominee (if so stated) and delivered in definitive physical form to such Series 2008-A1 Holder or its agent at the address for delivery notified to WEST, subject to such Series 2008-A1 Holder making its Series 2008-A1 Loan in U.S. dollars in the amount of such Series 2008-A1 Holder’s Commitment set forth in Schedule 2 by wire transfer, in immediately available funds, in U.S. dollars, on the Closing Date to an account maintained by the Security Trustee and designated by WEST in accordance with the Indenture and the Security Trust Agreement.

(b) In the event of a postponement of the Closing Date (but subject to Section 2.03(a)), WEST shall compensate each of the Series 2008-A1 Holders upon written request for all losses, damages, liabilities and reasonable expenses that such Series 2008-A1 Holder sustains as a result of the failure of WEST to borrow all or any part of the applicable Series 2008-A1 Loan on the Closing Date, including, without limitation, breakage costs and any losses and expenses incurred in connection with the re-employment or reinstatement of such funds.

ARTICLE III

CONDITIONS PRECEDENT TO OBLIGATIONS OF SERIES 2008-A1 HOLDERS

Section 3.01.    Conditions Precedent to Obligations of Initial Series 2008-A1 Holders to Purchase Series 2008-A1 Notes.  The obligations of the initial Series 2008-A1 Holders to purchase the Series 2008-A1 Notes and to make the Series 2008-A1 Loans on the Closing Date is subject to satisfaction of the following conditions precedent:

(a)      WEST and the Indenture Trustee shall have executed and delivered the Series 2008-A1 Supplement and the Series 2008-B1 Supplement.

(b)     WEST and the Administrative Agent shall have executed and delivered this Agreement.

(c)      WEST, the Administrative Agent and the initial Series 2008-B1 Holders shall have executed and delivered the Series 2008-B1 Note Purchase Agreement.

(d)     Each of the following shall be true, and the initial Series 2008-A1 Holders shall have received from WEST a certificate substantially in the form of Exhibit A hereto, dated the Closing Date and executed by any Controlling Trustee, stating that:

(i)            the representations and warranties of WEST in this Agreement and the Series 2008-A1 Supplement are accurate in all material respects as of the Closing Date, with the same effect as if made on the Closing Date;

(ii)           WEST has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or before the Closing Date;

(iii)          as of the Closing Date, no Event of Default, Early Amortization Event or Servicer Termination Event has occurred and is continuing, and no fact, condition or event exists or has occurred which would, upon the giving of notice or the passage of time or both, constitute an Event of Default, an Early Amortization Event or a Servicer Termination Event;

(iv)         on the Closing Date, Series 2008-B1 Loans are also being made by the Series 2008-B1 Holders under the Series 2008-B1 Note Purchase Agreement in an amount equal to the “Commitments” of the Series 2008-B1 Holders under the Series 2008-B1 Note Purchase Agreement (as defined therein);

(v)          before and after giving effect to the Series 2008-A1 Loans to be made on the Closing Date and the acquisition of the 2008 Engines with the proceeds thereof on the Closing Date and during the Delivery Period, no Senior Borrowing Base Deficiency  or Maximum Borrowing Base Deficiency exists or would exist as of the Closing Date; and

(vi)         no proceeding is pending which would prohibit the sale and purchase of the Series 2008-A1 Notes or the making of the Series 2008-A1 Loans on the Closing Date.

(e)      Each of the following shall be true, and the initial Series 2008-A1 Holders shall have received from the Administrative Agent a certificate substantially in the form of Exhibit B hereto, dated the Closing Date and executed by an authorized officer of the Administrative Agent, to the effect that:

(i)            the representations and warranties of the Administrative Agent in this Agreement and in the Related Documents to which the Administrative Agent is a party are accurate in all material respects as of the Closing Date, with the same effect as if made on the Closing Date; and

(ii)           the Administrative Agent has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or before the Closing Date.

(f)      The initial Series 2008-A1 Holders shall have received the following:

(i)            with respect to the Administrative Agent, a good standing certificate from the Secretary of State of the State of Delaware, dated not earlier than ten (10) days before the Closing Date;

(ii)           with respect to WEST, a good standing certificate from the Secretary of State of the State of Delaware, dated not earlier than ten (10) days before the Closing Date; and

(iii)          with respect to WEST Funding, a good standing certificate from the Secretary of State of the State of Delaware, dated not earlier than ten (10) days before the Closing Date.

(g)     The initial Series 2008-A1 Holders shall have received from the Secretary or other authorized officer of the Administrative Agent, in the officer’s individual capacity, a certificate, dated the Closing Date, to the effect that:

(i)            each individual who, as an officer or representative of the Administrative Agent, signed this Agreement, any Related Document or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated in this Agreement or in the Related Documents was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified, and acting as such officer or representative, and the signature of the individual appearing on the documents and certificates is the officer’s or representative’s genuine signature;

(ii)           no event (including any act or omission on the part of the Administrative Agent) has occurred since the date of the good standing certificate referred to in paragraph (f)(i) above that has affected the good standing of the Administrative Agent under the laws of the State of Delaware; and

(iii)          attached to such certificate are accurate copies of the organizational documents of the Administrative Agent, as in effect on the Closing Date, and of the resolutions of the Administrative Agent and any required consent relating to the transactions contemplated in this Agreement and the Related Documents.

(h)     The initial Series 2008-A1 Holders shall have received a certificate, signed by any Controlling Trustee of WEST and dated the Closing Date, to the effect that:

(i)            each individual who, as such Controlling Trustee or other representative of WEST, signed this Agreement, any Related Document, or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated in this Agreement or in the Related Documents, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified, and acting as such Controlling Trustee or representative, and the signature of the individual appearing on the documents and certificates is such Controlling Trustee’s or representative’s genuine signature;

(ii)           no event (including any act or omission on the part of WEST) has occurred since the date of the good standing certificate referred to in paragraph (f)(ii) above that has affected the good standing of WEST under the laws of the State of Delaware; and

(iii)          attached to such certificate are accurate copies of the trust agreement of WEST, as in effect on the Closing Date, and of the resolutions of WEST, and of any required consent relating to the transactions contemplated in this Agreement and the Related Documents.

(i)       The initial Series 2008-A1 Holders shall have received from the Secretary or other authorized officer of WEST Funding, in the officer’s individual capacity, a certificate, dated the Closing Date, to the effect that:

(i)            each individual who, as an officer or representative of WEST Funding, signed any Related Document to which it is a party, or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated in the Related Documents, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified, and acting as such officer or representative, and the signature of the individual appearing on the documents and certificates is the officer’s or representative’s genuine signature;

(ii)           no event (including any act or omission on the part of WEST Funding) has occurred since the date of the good standing certificate referred to in paragraph (f)(iii) above that has affected the good standing of WEST Funding under the laws of  the State of Delaware; and

(iii)          attached to such certificate are accurate copies of the organizational documents of WEST Funding, as in effect on the Closing Date, and of the resolutions of WEST Funding, and of any required consent relating to the transactions contemplated in this Agreement and the Related Documents.

(j)       The initial Series 2008-A1 Holders shall have received from Thomas C. Nord, in his capacity as General Counsel of the Administrative Agent, and Pillsbury Winthrop Shaw Pittman LLP, in its capacity as special New York counsel for the Administrative Agent, WEST and WEST Funding, an opinion or opinions, dated the Closing Date and addressed to the Indenture Trustee, the Security Trustee and the Series 2008-A1 Holders, addressing corporate/entity matters, enforceability, security interest, tax and securities law matters, that is or are in form and substance reasonably acceptable to the initial Series 2008-A1 Holders.

(k)      The initial Series 2008-A1 Holders shall have received from Pillsbury Winthrop Shaw Pittman LLP, in its capacity as special bankruptcy counsel for the Administrative Agent, WEST and WEST Funding, an opinion, dated the Closing Date and addressed to the Indenture Trustee, the Security Trustee and the Series 2008-A1 Holders, addressing substantive consolidation with respect to WEST and its subsidiaries and Willis and the sale of the 2008 Engines from Willis to WEST, in each case under the U.S. federal bankruptcy law, that is in form and substance acceptable to the initial Series 2008-A1 Holders.

(l)       The initial Series 2008-A1 Holders shall have received from Seward & Kissel, LLP, in its capacity as special New York counsel for the Indenture Trustee, an opinion or opinions, dated the Closing Date and addressed to the Series 2008-A1 Holders, addressing corporate/entity and enforceability matters, that is or are in form and substance reasonably acceptable to the initial Series 2008-A1 Holders.

(m)     The initial Series 2008-A1 Holders shall have received from Morris, James, Hitchens & Williams LLP, in its capacity as special Delaware counsel for WEST and WEST Funding, an opinion or opinions, dated the Closing Date and addressed to the Indenture Trustee, the Security Trustee and the Series 2008-A1 Holders, addressing Delaware entity and security interest perfection matters, that is or are in form and substance reasonably acceptable to the initial Series 2008-A1 Holders.

(n)     The Series 2008-A1 Notes shall have been rated by Moody’s and Fitch not less than “Baa1” and “A”, respectively, and such ratings shall not have been rescinded.

(o)     The Series 2008-A1 Related Documents shall have been duly executed and delivered by the parties thereto.

(p)     The Series 2008-A1 Notes shall have been executed by WEST and authenticated by the Indenture Trustee, and the conditions precedent to the issuance of the Series 2008-A1 Notes as set forth in the Indenture shall have been satisfied.

(q)     All proceedings in connection with the transactions contemplated by this Agreement and the other Series 2008-A1 Related Documents shall be satisfactory in form and substance to the initial Series 2008-A1 Holders.

(r)      WEST shall have paid all costs and expenses incurred in connection with the issuance of the Series 2008-A1 Notes.

(s)      The Indenture Trustee shall have received originals (or copies certified to be true copies by a Responsible Officer of the Administrative Agent) of all approvals or consents of Governmental Authorities or other third parties, if any, necessary for WEST to execute, deliver and perform its obligations under the Related Documents and the transactions contemplated thereby.

(t)      No Applicable Law or regulations thereunder or interpretations thereof by appropriate regulatory authorities or any court make it illegal for any party to execute, deliver and perform the Series 2008-A1 Related Documents to which it is a party and no action or proceeding shall have been instituted nor shall any action or proceeding be threatened before any court or Governmental Authority, nor shall any order, judgment or decree have been issued by any court or Governmental Authority prior to the Closing Date to set aside, restrain, enjoin or prevent the completion and consummation of this Agreement or any other Series 2008-A1 Related Document or the transactions contemplated hereby or thereby.

Section 3.02.    Conditions Precedent to Obligation of WEST to Issue Series 2008-A1 Notes .  The obligations of WEST to issue the Series 2008-A1 Notes to each Series 2008-A1 Holder is subject to satisfaction of the following conditions precedent:

(a)      The representations and warranties of such Series 2008-A1 Holder in this Agreement are accurate in all material respects as of the Closing Date.

(b)     Such Series 2008-A1 Holder has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or before the Closing Date.

(c)      Such Series 2008-A1 Holder shall have made its Series 2008-A1 Loan in the amount of its Commitment set forth beside its name in Schedule 2.

(d)     The Series 2008-A1 Holders shall have made Series 2008-A1 Loans in the amount of the total Commitment of all the Series 2008-A1 Holders, and the Series 2008-B1 Holders shall have made Series 2008-B1 Loans in the amount of the total Commitment of all the Series 2008-B1 Holders.

(e)      WEST shall have received from Seward & Kissel, LLP, in its capacity as special New York counsel for the Indenture Trustee, an opinion or opinions, dated the Closing Date and addressed to WEST, addressing corporate/entity and enforceability matters, that is or are in form and substance reasonably acceptable to WEST.

(f)      The Series 2008-A1 Notes shall have been rated by Moody’s and Fitch not less than “Baa1” and “A”, respectively, and such ratings shall not have been rescinded.

(g)     The Series 2008-A1 Related Documents and the Series 2008-B1 Related Documents shall have been duly executed and delivered by the parties thereto other than WEST and the WEST Subsidiaries.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF WEST AND ADMINISTRATIVE AGENT

Section 4.01.    Representations and Warranties of WEST.  WEST represents and warrants to, as of the Closing Date, and agrees with, the Series 2008-A1 Holders that:

(a)      WEST has been duly formed and is validly existing as a Delaware statutory trust in good standing under the laws of the State of Delaware with organizational power and authority to own, lease and operate its properties and to conduct its business as described in the Indenture, has been duly qualified as a foreign trust to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to be so qualified would not have a material adverse effect on (i) its condition (financial or otherwise), results of operations, assets, affairs of WEST and the WEST Subsidiaries taken as a whole, or (ii) the ability of WEST to perform its obligations under any Related Document to which it is a party, or (iii) the enforceability of any Related Document including the ability of the Indenture Trustee to enforce its rights under any Related Document (a material adverse effect on any of (i), (ii) and (iii) above, a “Material Adverse Effect”).

(b)     WEST Funding has been duly formed and is validly existing as a Delaware limited liability company in good standing under the laws of the State of Delaware with corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted, has been duly qualified as a foreign limited liability company to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to be so qualified would not have a Material Adverse Effect.

(c)      WEST has all requisite organizational power and authority to execute, deliver and perform its obligations under this Agreement and the other Related Documents and to consummate the transactions contemplated hereby and thereby, including, without limitation, the organizational power and authority to issue, sell and deliver the Series 2008-A1 Notes as provided herein and therein and to borrow Series 2008-A1 Loans as provided herein.

(d)     This Agreement and each of the other Related Documents to which WEST is a party have been, or as of the Closing Date will be, duly authorized, executed and delivered by WEST and constitute or will constitute valid and legally binding agreements enforceable against WEST in accordance with their terms, except as enforceability may be limited by (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, receivership, moratorium or other similar laws affecting the enforcement of the rights of creditors generally, (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law, and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of such Related Documents that purport to provide indemnification from securities law liabilities.

(e)      The Series 2008-A1 Notes have been duly and validly authorized by WEST for issuance and sale to the Series 2008-A1 Holders pursuant to this Agreement and, when issued and authenticated in accordance with the terms of the Indenture and the Series 2008-A1 Supplement and delivered against payment therefor in accordance with the terms hereof, will constitute valid and legally binding obligations of WEST, enforceable against WEST in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies, and to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (whether considered in a proceeding at law or in equity), and will be entitled to the benefits of the Indenture.

(f)      Neither WEST nor any WEST Subsidiary is (A) in violation of its organizational documents, (B) in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which WEST or any WEST Subsidiary is a party, or to which any of the property or assets of WEST or of any WEST Subsidiary may be subject, or by which it may be bound, or (C) in violation of any applicable local, state or federal law, statute, ordinance, rule, regulation, requirement, judgment or court decree having jurisdiction over any of them or any of their assets or properties (whether owned or leased) other than, in the case of clauses (B) and (C), any default or violation that could not reasonably be expected to (x) individually or in the aggregate, result in a Material Adverse Effect, or (y) in any manner draw into question the validity of this Agreement or any other Related Document.

(g)     None of (A) the execution, delivery or performance by WEST or any WEST Subsidiary of this Agreement and the other Related Documents, (B) the issuance and sale of the Series 2008-A1 Notes, and (C) consummation of the transactions contemplated hereby and thereby violates, conflicts with or constitutes a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or requires consent that has not been obtained under, or will result in the imposition of a lien or encumbrance other than a Permitted Encumbrance, on any properties of WEST or any WEST Subsidiary, or an acceleration of any indebtedness of WEST or any WEST Subsidiary pursuant to (i) the organizational documents of WEST or any WEST Subsidiary, (ii) material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which WEST or any WEST Subsidiary is a party, or to which any of the property or assets of WEST or of any WEST Subsidiary may be subject, or by which it may be bound, (iii) any statute, rule or regulation applicable to WEST or any WEST Subsidiary or any of their assets or properties or (iv) any judgment, order or decree of any court or Governmental Authority having jurisdiction over WEST or any WEST Subsidiary or any of their assets or properties, except in the case of clauses (ii), (iii) and (iv) for such violations, conflicts, breaches, defaults, consent, impositions  of liens or accelerations that would not singly, or in the aggregate, have a Material Adverse Effect.

(h)     There is no action, suit or proceeding before or by any court or Governmental Authority, domestic or foreign, now pending, or, to the knowledge of WEST, threatened, against or affecting WEST or any of the WEST Subsidiaries or any of their respective properties, at law or in equity, that, if adversely determined, would have a Material Adverse Effect or that might materially and adversely affect the consummation of the transactions contemplated by the Related Documents to which WEST or any WEST Subsidiary is a party.

(i)       No authorization, approval, consent or order of or filing, registration, qualification, license or permit of or with any court or Governmental Authority or agency or any other Person is necessary in connection with (A) assuming the accuracy of the representations, warranties, agreements and covenants of each of the Series 2008-A1 Holders contained in Article V hereof, the offering, issuance or sale of the Series 2008-A1 Notes hereunder and (B) the execution, delivery and performance by the Administrative Agent, WEST and the WEST Subsidiaries of this Agreement and the other Related Documents, except such as have been, or as of the Closing Date will have been, obtained, or such as may otherwise be required under applicable state securities laws in connection with the offer for sale and the purchase by the Series 2008-A1 Holders of the Series 2008-A1 Notes, any recordation of the pledge of the Collateral to the Security Trustee pursuant to the Security Trust Agreement that has not yet been completed, or other than as provided in the Series 2008-A1 Related Documents.

(j)       Since December 31, 2006, (A) there has been no material adverse change, or any development that is reasonably likely to result in a Material Adverse Effect, whether or not arising in the ordinary course of business, and (B) there have been no transactions entered into by WEST or any WEST Subsidiary, other than those in the ordinary course of business, that are material with respect to WEST and the WEST Subsidiaries taken as a whole.

(k)      WEST and each of the WEST Subsidiaries have on the Closing Date good and marketable title to all properties and assets, free and clear of all liens, charges, encumbrances or restrictions, except for Permitted Encumbrances, that are material to the business of WEST and the WEST Subsidiaries.

(l)       WEST and each WEST Subsidiary possesses on the Closing Date all material licenses, certificates, authorities or permits, if any are required pursuant to prevailing Applicable Law, issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct its business, and WEST has not received any notice of proceedings relating to the revocation or modification of any such license, certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, (A) would result in a Material Adverse Effect, or (B) would materially and adversely affect the ability of WEST to perform its obligations hereunder or under the Related Documents.

(m)     No part of the proceeds of the Series 2008-A1 Loans or the Series 2008-B1 Loans will be used for “buying” or “carrying” any “margin stock” within the respective meanings of each of the quoted terms under Regulation T, U and X as now and from time to time hereafter in effect or for any purpose that violates the provisions of such Regulations.

(n)     WEST is not, and after giving effect to the sale of the Series 2008-A1 Notes to the Series 2008-A1 Holders pursuant to this Agreement and the application of the Series 2008-A1 Loans, will not be an “investment company” under the Investment Companies Act of 1940, as amended (the “1940 Act”), nor is WEST an entity “controlled” by an “investment company” as such term is defined in the 1940 Act.

(o)     Other than the insurance with respect to the Engines under Leases, which insurance is maintained by the respective Lessees, WEST and the WEST Subsidiaries maintain insurance with respect to the assets, properties and business of WEST and the WEST Subsidiaries of the types and in amounts generally deemed adequate for their businesses and consistent with insurance coverage maintained by similar companies and businesses and as required by the Indenture and other Related Documents, all of which insurance is in full force and effect.

(p)     Any taxes, fees and other governmental charges in connection with the execution, delivery and issuance of the Related Documents to which WEST is a party and of the Series 2008-A1 Notes have been paid or will be paid at or prior to the Closing Date.

(q)     Assuming the accuracy of the representations, warranties, agreements and covenants of each of the Series 2008-A1 Holders contained in Article V hereof, the offer, sale and delivery of the Series 2008-A1 Notes in the manner contemplated by this Agreement do not require registration under the Securities Act and, in connection therewith, the Indenture is not required to be qualified under the Trust Indenture Act of 1939, as amended.

(r)      No securities of the same class (within the meaning of paragraph (d)(3) of Rule 144A under the Securities Act) as the Series 2008-A1 Notes are listed on any national securities exchange registered under Section 6 of the Exchange Act or quoted on any United States automated inter-dealer quotation system.

(s)      Neither WEST nor any of its affiliates (as defined for purposes of Rule 501(b) of Regulation D) has, directly or through any agent (provided that no representation is made as to the Series 2008-A1 Holders or any person acting on their behalf), (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of any security (as defined for purposes of the Securities Act) that is or will be integrated with the offering and sale of the Series 2008-A1 Notes in a manner that would require the registration thereof under the Securities Act or (ii) solicited any offer to buy or offer to sell the Series 2008-A1 Notes in any manner involving a public offering (within the meaning of Section 4(2) of the Securities Act), including by means of, or in connection with the offering of the Notes otherwise engaging in, any form of general solicitation or general advertising (within the meaning of Regulation D).

(t)      WEST and any “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”)) established or maintained by WEST, or its “ERISA Affiliates” (as defined below) are in compliance in all material respects with ERISA.  “ERISA Affiliate” means, with respect to WEST or a WEST Subsidiary, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the “Code”) of which WEST is a member.  No “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by WEST, or any of its ERISA Affiliates.  No “employee benefit plan” established or maintained by WEST, or any of its ERISA Affiliates, if such “employee benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA).  Neither WEST nor any of its ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (ii) Sections 412, 4971, 4975 or 4980B of the Code.  Each “employee benefit plan” established or maintained by WEST, or any of its ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

(u)     The representations and warranties of WEST set forth in Section 5.01 of the Indenture and in Section 4.01 of the Security Trust Agreement and of each WEST Subsidiary in Section 4.02 of the Security Trust Agreement are true and correct as of the Closing Date (unless such representation or warranty specifically relates to an earlier date, in which case it was true and correct as of such earlier date), and neither WEST nor any WEST Subsidiary has taken any action that would violate their respective obligations under the Indenture, the Security Trust Agreement or any Engine Mortgage.

(v)     The Preliminary Offering Memorandum as of its date did not, the Marketing Materials, as supplemented by and taken together with the Preliminary Offering Memorandum, did not as of their date, and the Private Placement Memorandum as of its date did not and as of the Closing Date will not, contain any untrue statement of a material fact, or omit to state any material fact, that will make the statements therein, in the light of the circumstances under which they were made, misleading, except that, in each case, no representation is made as to (A) the appraisal reports prepared by AVITAS, Inc. (“AVITAS”), BK Associates, Inc. (“BK”) and International Bureau of Aviation, Ltd. (“IBA”) and attached thereto as Exhibits B, C and D, respectively, any summaries thereof and any projections or expressions of fact, opinion or belief of, or any other statistical data attributable to, AVITAS, BK or IBA; (B) the information contained in the section captioned “Types of Aircraft Engines” in the Preliminary Offering Memorandum and the Private Placement Memorandum excerpted verbatim from the IBA’s appraisal report; (C) the information contained in the section captioned “The Aircraft Engine Leasing Market” in the Preliminary Offering Memorandum and the Private Placement Memorandum and the Maintenance Reserve Appraisal prepared by SH&E, any summaries thereof and any projections or expressions of fact, opinion or belief of, or any other statistical data attributable to, SH&E; (D) the section captioned “Plan of Distribution” in the Preliminary Offering Memorandum and the Private Placement Memorandum, as applicable, and (E) any notice, legend, disclosure or other item included in or related thereto as a result of any offering in any jurisdiction other than the United States of America.

Section 4.02.    Representations and Warranties of Administrative Agent.  The Administrative Agent hereby represents and warrants, as of the Closing Date, to the Series 2008-A1 Holders that:

(a)      The Administrative Agent has been duly formed and is validly existing as a Delaware corporation in good standing under the laws of the State of Delaware with corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted, has been duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to be so qualified would not have a Material Adverse Effect.

(b)     The Administrative Agent has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and the other Related Documents to which it is a party and to consummate the transactions contemplated hereby and thereby.

(c)      This Agreement and each of the other Related Documents to which the Administrative Agent is a party have been duly authorized, executed and delivered by the Administrative Agent and constitute valid and legally binding agreements enforceable against the Administrative Agent in accordance with their terms, except as enforceability may be limited by (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, receivership, moratorium or other similar laws affecting the enforcement of the rights of creditors generally, (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law, and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of such Related Documents that purport to provide indemnification from securities law liabilities.

(d)     The Administrative Agent is not (A) in violation of its certificate of incorporation or by-laws (or similar organizational documents), (B) in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Administrative Agent is a party, or to which any of the property or assets of the Administrative Agent may be subject, or by which it may be bound, or (C) in violation of any Applicable Law, statute, ordinance, rule, regulation, requirement, judgment or court decree having jurisdiction over it or any of its assets or properties (whether owned or leased) other than, in the case of clauses (B) and (C), any default or violation that could not reasonably be expected to (x) individually or in the aggregate, result in a Material Adverse Effect, (y) interfere with or adversely affect the issuance or marketability of the Series 2008-A1 Notes issued hereunder, or (z) in any manner draw into question the validity of this Agreement or any other Series 2008-A1 Related Document.

(e)      No authorization, approval, consent or order of or filing, registration, qualification, license or permit of or with any court or Governmental Authority or agency or any other Person is necessary in connection with (A) the offering, issuance or sale of the Series 2008-A1 Notes hereunder and (B) the execution, delivery and performance by the Administrative Agent, WEST and the WEST Subsidiaries of this Agreement and the other Related Documents, except such as have been, or as of the Closing Date will have been, obtained or such as may otherwise be required under applicable state securities laws in connection with the offer for sale and purchase by the Series 2008-A1 Holders of the Series 2008-A1 Notes, and any recordation of the pledge of the Collateral to the Security Trustee pursuant to the Security Trust Agreement that has not yet been completed, other than as provided in the Related Documents.

(f)      Other than the insurance with respect to the Engines under Leases, which insurance is maintained by the respective Lessees, the Administrative Agent maintains insurance with respect to the assets, properties and business of the Administrative Agent of the types and in amounts generally deemed adequate for their businesses and consistent with insurance coverage maintained by similar companies and businesses and as required by the Indenture and other Related Documents, all of which insurance is in full force and effect.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF SERIES 2008-A1 HOLDERS

Each of the Series 2008-A1 Holders hereby severally and not jointly makes the following representations and warranties as to itself to WEST and the Administrative Agent as of the Closing Date:

Section 5.01.    Execution, Delivery, Binding Obligation. (a)   This Agreement has been duly and validly executed and delivered by such Series 2008-A1 Holder and constitutes a legal, valid and binding obligation of such Series 2008-A1 Holder, enforceable against such Series 2008-A1 Holder in accordance with its terms, subject as to enforcement to bankruptcy, reorganization, insolvency, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights and to general principles of equity.

(b)     The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and the performance of such Series 2008-A1 Holder’s obligations hereunder will not conflict with, or result in any violation of or default under, any provision of any governing instrument applicable to such Series 2008-A1 Holder, or any agreement or other instrument to which such Series 2008-A1 Holder is a party or by which such Series 2008-A1 Holder or any of its assets is bound, or any permit, franchise, judgment, decree, statute, rule or regulation applicable to such Series 2008-A1 Holder or its business or assets.

(c)      There is no judgment, decree, statute, rule or regulation, or any event, condition or contractual restriction, that would restrict such Series 2008-A1 Holder’s ability to fund its investment in the Series 2008-A1 Notes in accordance with the provisions hereof.

(d)     Such Series 2008-A1 Holder first learned of WEST, received the Preliminary Offering Memorandum and the Private Placement Memorandum and made the decision to purchase the Series 2008-A1 Notes in the jurisdiction listed in the address of such Series 2008-A1 Holder listed in Schedule 1 hereto.

(e)      No oral or written representation has been made or furnished to such Series 2008-A1 Holder or its advisers in connection with the offering of the Series 2008-A1Notes that was in any way inconsistent with the information stated in the Private Placement Memorandum.

(f)      Such Series 2008-A1 Holder acknowledges, represents and agrees that such Series 2008-A1 Holder’s purchase of its Series 2008-A1 Notes (i) is permitted by the laws and regulations of the jurisdiction in which such Series 2008-A1 Holder is incorporated, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment and (ii) does not violate any applicable law or regulation.

Section 5.02.    Securities Act.  (a) As of the Closing Date, such Series 2008-A1 Holder is a “qualified institutional buyer” as defined in Rule 144A under the Securities Act (a “QIB”), and such Series 2008-A1 Holder acknowledges that WEST is offering the Series 2008-A1 Notes in reliance on an exemption from the registration requirements of the Securities Act and such Series 2008-A1 Holder is acquiring the Series 2008-A1 Notes (i) for its own account or (ii) for one or more accounts, each of which is a QIB and as to each of which it exercises sole investment discretion. Such Series 2008-A1 Holder agrees that it will provide WEST from time to time such information as WEST may reasonably request in order to ascertain the accuracy of such Series 2008-A1 Holder’s representations in Section 5.01 and this clause (a) of Section 5.02.

(b)     Such Series 2008-A1 Holder acknowledges that the Series 2008-A1 Notes have not been registered under the Securities Act or any other securities law and that it has no right to require WEST to register the Series 2008-A1 Notes under the Securities Act or any other securities law.  Such Series 2008-A1 Holder agrees that the Series 2008-A1 Notes may not be reoffered, resold, pledged or otherwise transferred except in compliance with the Securities Act and to a person that the Series 2008-A1 Holder reasonably believes is a Qualified Institutional Buyer or Institutional Accredited Investor purchasing for its own account or to a “non-U.S. Person” pursuant to Regulation S of the Securities Act (as such term is defined therein).  Neither such Series 2008-A1 Holder nor any of its Affiliates nor any persons acting on their behalf have engaged or will engage in any general solicitation or general advertising with respect to the Series 2008-A1 Note.

(c)      Such Series 2008-A1 Holder understands that an investment in the Series 2008-A1 Notes involves certain risks, including the risk of loss of all or a substantial part of its investment under certain circumstances.  Such Series 2008-A1 Holder has received a copy of the Private Placement Memorandum and the Preliminary Offering Memorandum, has reviewed each of the foregoing documents or had the opportunity to review each of them, understands that the Preliminary Offering Memorandum was superseded by the Private Placement Memorandum and has reviewed or had the opportunity to review financial and other information concerning WEST, the Series 2008-A1 Notes and the collateral pledged under the Security Trust Agreement (the “Collateral”), in each case to the extent it determined necessary or appropriate in order to make an informed investment decision with respect to its purchase of the Series 2008-A1 Notes, including an opportunity to ask questions and request information concerning WEST and the Series 2008-A1 Notes, and all questions have been answered to the full satisfaction of such Series 2008-A1 Holder.

(d)     Such Series 2008-A1 Holder is aware of the following:  (i) there are significant restrictions on and conditions to the transferability of the Series 2008-A1 Notes (and the Series 2008-A1 Notes will bear legends referring to such restrictions), and there is no market for the Series 2008-A1 Notes and no market is expected to develop for the Series 2008-A1 Notes, and, accordingly, it may not be possible for such Series 2008-A1 Holder to liquidate its investment in the Series 2008-A1 Notes; and (ii) no Governmental Authority has made any findings as to the fairness of this Agreement or the terms and conditions of the Series 2008-A1 Notes.

(e)      Such Series 2008-A1 Holder further represents and warrants to WEST and the Administrative Agent as of the Closing Date that (i) it has knowledge and experience in financial and business matters, is capable of evaluating the merits and risks of an investment in the Series 2008-A1 Notes and has carefully considered the suitability of an investment in such Notes and has determined that the Series 2008-A1 Notes are a suitable investment; (ii) it has made, either alone or together with its advisors, such independent investigation of WEST and its management, assets and related matters and such separate and independent investigation of the Engines, the Leases and related matters, as such Series 2008-A1 Holder deems to be, or such advisors have advised to be, necessary or advisable in connection with the purchase of the Series 2008-A1 Notes pursuant to this Agreement; (iii) such Series 2008-A1 Holder and its advisors have received all information and data that it and such advisors believe to be necessary in order to reach an informed decision as to the advisability of the purchase of the Series 2008-A1 Notes pursuant to the transactions contemplated by this Agreement; (iv) such Series 2008-A1 Holder understands the nature of the potential risks and potential rewards of the purchase of the Series 2008-A1 Notes; (v) such Series 2008-A1 Holder is a sophisticated investor with investment experience; and (vi) such Series 2008-A1 Holder acknowledges that any projections or predictions that may have been made available to such Series 2008-A1 Holder are based on estimates, assumptions, and forecasts which may prove to be incorrect, and no assurance is given that actual results will correspond with the results contemplated by the various projections.

(f)      Such Series 2008-A1 Holder understands that distributions (including a return of principal) on the Series 2008-A1 Notes are not guaranteed, but are dependent on the performance of the Collateral and other assets or investments held by WEST and that due to the structure of the transaction and the performance of the Collateral and other assets or investments held by WEST and the WEST Subsidiaries, it is possible that payments on the Series 2008-A1 Notes may be deferred, reduced or not made at all.  It understands that WEST will have no significant assets other than the Collateral pledged under the Security Trust Agreement and distributions on the Series 2008-A1 Notes will be payable solely from and to the extent of the available collections of and proceeds from such Collateral in accordance with the priority of payments provided for under the Indenture.

(g)     Such Series 2008-A1 Holder acknowledges and understands that it is the intent of WEST that for purposes of U.S. federal income, state and local income and franchise taxes and any other income taxes, the Series 2008-A1 Notes will be treated as indebtedness and, if such Series 2008-A1 Holder is (x) a U.S. Holder, (y) a non-U.S. Holder that is a foreign corporation that is a “controlled foreign corporation” or a “passive foreign investment company” for U.S. federal income tax purposes or (z) a non-U.S. Holder whose income from its Series 2008-A1 Notes is effectively connected with the conduct of a U.S. trade or business for U.S.

federal income tax purposes, such Series 2008-A1 Holder agrees to such treatment and agrees to take no action inconsistent with such treatment.

(h)     Such Series 2008-A1 Holder further makes the representations, warranties, covenants and agreements on its part deemed to be made by an investor in the Series 2008-A1 Notes set forth in the section in the Private Placement Memorandum captioned “Transfer Restrictions” (all of which representations, warranties, covenants and agreements are incorporated by reference herein).

(i)       Such Series 2008-A1 Holder acknowledges that WEST, in accordance with United States Treasury regulations governing debt instruments issued with original issue discount, will treat the Series 2008-A1 Notes as “contingent payment debt instruments” for United States federal income tax purposes and, if such Series 2008-A1 Holder is (x) a U.S. Holder, (y) a non-U.S. Holder that is a foreign corporation that is a “controlled foreign corporation” or a “passive foreign investment company” for U.S. federal income tax purposes or (z) a non-U.S. Holder whose income from its Series 2008-A1 Notes is effectively connected with the conduct of a U.S. trade or business for U.S. federal income tax purposes, such Series 2008-A1 Holder agrees to such treatment and to be bound by WEST’s application of the United States Treasury regulations governing contingent payment debt instruments, including WEST’s determination of a “comparable yield” and a “projected payment schedule” for the Series 2008-A1 Notes, each within the meaning of such regulations.

ARTICLE VI

CERTAIN COVENANTS OF PARTIES

Section 6.01.    Securities Act.  WEST agrees not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) that would be integrated with the sale of the Series 2008-A1 Notes and the Series 2008-B1 Notes in a manner that would require the registration under the Securities Act of the sale to the Series 2008-A1 Holders and the Series 2008-B1 Holders of the Series 2008-A1 Notes and the Series 2008-B1 Notes, respectively.

Section 6.02.    Legal Conditions to Closing.  The Series 2008-A1 Holders, WEST and the Administrative Agent will take all reasonable actions necessary to comply promptly with all legal requirements which may be imposed on any of them with respect to the consummation of the transactions contemplated by this Agreement and will promptly cooperate with and furnish information to one another in connection with any such legal requirements.  The Series 2008-A1 Holders, WEST, and the Administrative Agent will take all reasonable action necessary to obtain (and will cooperate with one another in obtaining) any consent, authorization, permit, license, franchise, order or approval of, or any exemption by, any Governmental Authority or any other Person, required to be obtained or made by it in connection with any of the transactions contemplated by this Agreement.

Section 6.03.    Expenses and Fees.  Except as otherwise expressly provided herein, all Issuance Expenses incurred in connection with the entering into this Agreement and the transactions contemplated hereby shall be paid by WEST.

Section 6.04.    Further Assurances.  On and after the date of this Agreement, the Series 2008-A1 Holders (at the expense of WEST), WEST and the Administrative Agent will do, execute and perform all such other acts, deeds and documents as the other party may from time to time reasonably require in order to carry out the intent of this Agreement.

ARTICLE VII

INDEMNIFICATION

Section 7.01.    Indemnification by WEST.  WEST agrees to indemnify and hold harmless the Series 2008-A1 Holders and any of their respective officers, directors, employees, agents, representatives, assignees and Affiliates (each, an “Indemnified Party”) against any and all losses, claims, damages, liabilities or expenses (including reasonable legal and accounting fees) (collectively, “Losses”), as incurred (payable promptly upon written request), for or on account of or arising from or in connection with any breach of any representation, warranty or covenant of WEST in this Agreement or any other Related Document or in any certificate or other written material delivered pursuant hereto; provided, however, that WEST shall not be so required to indemnify any such Person or otherwise be liable to any such Person hereunder for any Losses arising from such Person’s gross negligence, willful misconduct or bad faith. Notwithstanding the foregoing, WEST shall not be liable for any settlement of any proceeding effected without its written consent. All amounts due to an Indemnified Party under this Article VII shall be included in the amounts due to the Series 2008-A1 Notes and the Indenture Trustee shall pay such amounts to such Series 2008-A1 Holders as part of the increased costs on the Series 2008-A1 Notes out of the Available Collections Amount on each Payment Date as provided in Section 3.14 of the Indenture and Section 3.03 of the Series 2008-A1 Supplement.

Section 7.02.    Indemnification by Administrative Agent.  The Administrative Agent agrees to indemnify and hold harmless an Indemnified Party against all Losses, as incurred (payable promptly upon written request), for or on account of or arising from or in connection with any breach of any representation, warranty or covenant of the Administrative Agent in this Agreement or any other Related Document or in any certificate or other written material delivered pursuant hereto; provided, however, that the Administrative Agent shall not be so required to indemnify any such Person or otherwise be liable to any such Person hereunder for any Losses arising from such Person’s gross negligence, willful misconduct or bad faith. Notwithstanding the foregoing, the Administrative Agent shall not be liable for any settlement of any proceeding effected without its written consent.

Section 7.03.    Procedure.  In order for any Indemnified Party to be entitled to any indemnification provided for under this Agreement in respect of, arising out of, or involving a claim made by any Person against the Indemnified Party (a “Third Party Claim”), such Indemnified Party must notify WEST in writing of such Third Party Claim within five Business Days of receipt of a summons, complaint or other written notice of the commencement of litigation and within ten Business Days after receipt by such Indemnified Party of any other written notice of the Third Party Claim. Thereafter, the Indemnified Party shall deliver to WEST, within a reasonable time after the Indemnified Party’s receipt thereof, copies of all notices and documents (including court papers) received by the Indemnified Party relating to such Third Party Claim.

Section 7.04.    Defense of Claims. If a Third Party Claim is made against an Indemnified Party, (a) WEST or the Administrative Agent, as the case may be, will be entitled to participate in the defense thereof and, (b) if it so chooses, to assume the defense thereof with counsel selected by WEST or the Administrative Agent, as the case may be, provided that in connection with such assumption (i) such counsel is not reasonably objected to by the Indemnified Party and (ii) WEST or the Administrative Agent, as the case may be,  first admits in writing its liability to indemnify the Indemnified Party with respect to all elements of such claim in full.  Should WEST or the Administrative Agent, as the case may be, so elect to assume the defense of a Third Party Claim, WEST or the Administrative Agent, as the case may be, will not be liable to the Indemnified Party for any legal expenses subsequently incurred by the Indemnified Party in connection with the defense thereof.  If WEST or the Administrative Agent, as the case may be, elects to assume the defense of a Third Party Claim, the Indemnified Party will (i) cooperate in all reasonable respects with WEST or the Administrative Agent, as the case may be, in connection with such defense and (ii) not admit any liability with respect to, or settle, compromise or discharge, such Third Party Claim without WEST’s or the Administrative Agent’s, as the case may be, prior written consent.  If WEST or the Administrative Agent, as the case may be, shall assume the defense of any Third Party Claim, the Indemnified Party shall be entitled to participate in (but not control) such defense with its own counsel at its own expense.  If WEST or the Administrative Agent, as the case may be, does not assume the defense of any such Third Party Claim, the Indemnified Party may defend the same in such manner as it may deem appropriate, including settling such claim or litigation after giving notice to WEST or the Administrative Agent, as the case may be, of such terms and, WEST or the Administrative Agent, as the case may be, will promptly reimburse the Indemnified Party upon written request.

ARTICLE VIII

MISCELLANEOUS

Section 8.01.    Amendments.  No amendment or waiver of any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by all of the parties hereto, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

Section 8.02.    Notices.  All notices and other communications provided for hereunder shall, unless otherwise stated herein, be send by a telecopy or delivered by overnight courier service, as to each party hereto, at its address set forth below or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall, when telecopied or sent by overnight delivery service, be effective, with respect to telecopy notices, when the sending machine receives confirmation of the transmission, and, with respect to overnight delivery service, when confirmed by signed receipt.

If to the Series 2008-A1 Holders, to the addresses set forth in Schedule 1 hereto.

If to WEST:

Willis Engine Securitization Trust
c/o Willis Lease Finance Corporation

773 San Marin Drive, Suite 2215

Novato, California 94998

Attention: General Counsel

Facsimile No. (415) 408-4702

If to the Administrative Agent:

Willis Lease Finance Corporation

773 San Marin Drive, Suite 2215

Novato, California 94998

Attention: General Counsel

Facsimile No. (415) 408-4702

If to the Indenture Trustee:

Deutsche Bank Trust Company Americas
60 Wall Street

MS NYC 60-2606

New York, New York 10005
Attention: Trust & Securities Services - Structured Finance Services
Facsimile No. (212) 553-2460

Section 8.03.    No Waiver; Remedies.  No failure on the part of any party hereto to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by any Applicable Law.

Section 8.04.    Binding Effect; Assignability; Continuing Obligation.  This Agreement shall be binding upon and inure to the benefit of WEST, the Administrative Agent and the Series 2008-A1 Holders and their respective successors and assigns (including any subsequent Holders of the Series 2008-A1 Notes, subject to their executing and delivering an Assignment and Assumption); provided, however, that WEST shall not have the right to assign its rights hereunder or any interest herein (by operation of law or otherwise) without the prior written consent of the Series 2008-A1 Holders. This Agreement shall create and constitute the continuing obligation of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time as all amounts payable with respect to the Series 2008-A1 Notes shall have been paid in full.

Section 8.05.    GOVERNING LAW; JURISDICTION.  THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAWS BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES. Each of the parties hereto agrees that the United States federal and New York State courts located in The City of New York shall have non-exclusive jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Agreement and, for such purposes, submits to the jurisdiction of such courts. Each of the parties hereto waives any objection which it might now or hereafter have to such courts being nominated as the forum or venue to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Agreement and agrees not to claim that any such court is not a convenient or appropriate forum. Each of the parties hereto consents to the granting of such legal or equitable relief as is deemed appropriate by such courts.

Section 8.06.    Execution in Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

Section 8.07.    Survival.  All representations, warranties, guaranties and indemnifications contained in this Agreement and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the sale and transfer of the Series 2008-A1 Notes.

Section 8.08.    Appointment of Agent for Service of Process.  WEST hereby appoints Corporation Service Company having an address at 1133 Avenue of the Americas, New York, New York 10036 as its agent for service of process in the State of New York.

Section 8.09.    Table of Contents; Headings.  The Table of Contents preceding the Agreement and headings of the Articles and Sections of this Agreement have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms and provisions hereof.

Section 8.10.    WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 8.11.    USA PATRIOT Act.  Each of the Series 2008-A1 Holders hereby notifies WEST that, should it be necessary, pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) it is required to obtain, verify and record information that identifies WEST, which information includes the name and address of WEST and other information that will allow such Series 2008-A1 Holder to identify WEST in accordance with said Act.

Section 8.12.    Severability.  Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

[Signatures follow]

IN WITNESS WHEREOF, the parties have caused this Series 2008-A1 Note Purchase and Loan Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

WILLIS ENGINE SECURITIZATION TRUST
as issuer of Series 2008-A1 Notes,

By:	/s/ Bradley S. Forsyth
	Name:	Bradley S. Forsyth
	Title:	Controlling Trustee

Series 2008-A1 Note Purchase and Loan Agreement

WILLIS LEASE FINANCE CORPORATION,
as Administrative Agent,

By:	/s/ Thomas C. Nord
	Name:	Thomas C. Nord
	Title:	Senior Vice President

Series 2008-A1 Note Purchase and Loan Agreement

BAYERISCHE LANDESBANK,
as an initial Series 2008-A1 Holder

By:	/s/ Melanie Feger
	Name:	Melanie Feger
	Title:	Vice President

By:	/s/ Richard Lawrynowicz
	Name:	Richard Lawrynowicz
	Title:	Vice President

Series 2008-A1 Note Purchase and Loan Agreement

DEKABANK DEUTSCHE GIROZENTRALE,
as an initial Series 2008-A1 Holder

By:	/s/ Angelika Beyer
	Name:	Angelika Beyer
	Title:	First Vice President

By:	/s/ Carsten Grote
	Name:	Carsten Grote
	Title:	Authorized Officer

Series 2008-A1 Note Purchase and Loan Agreement

KFW IPEX-BANK GMBH,
as an initial Series 2008-A1 Holder

By:	/s/ Thomas Brehler
	Name:	Thomas Brehler
	Title:	First Vice President

By:	/s/ Anja Thiem
	Name:	Anja Thiem
	Title:	Project Manager

Series 2008-A1 Note Purchase and Loan Agreement

LANDESBANK BADEN-WUERTTEMBERG,
as an initial Series 2008-A1 Holder

By:	/s/ Christien Bezner
	Name:	Christien Bezner
	Title:	AVP

By:	/s/ Bethina Barth
	Name:	Bethina Barth
	Title:	SPM

Series 2008-A1 Note Purchase and Loan Agreement

NATIXIS TRANSPORT FINANCE,
as an initial Series 2008-A1 Holder

By:	/s/ Jean-François Lascombe
	Name:	Jean-François Lascombe
	Title:	Senior Vice President

By:	/s/ Alexis Fekete
	Name:	Alexis Fekete
	Title:	Vice-President

Series 2008-A1 Note Purchase and Loan Agreement

NORDDEUTSCHE LANDESBANK GIROZENTRALE,
as an initial Series 2008-A1 Holder

By:	/s/ Oliver Gruenke
	Name:	Oliver Gruenke
	Title:	Authorized Signatory

By:	/s/ Jens Rieken
	Name:	Jens Rieken
	Title:	Authorized Signatory

Series 2008-A1 Note Purchase and Loan Agreement

SERIES 2008-A1 NOTE PURCHASE AND LOAN AGREEMENT

SCHEDULE 1

ADDRESSES OF SERIES 2008-A1 HOLDERS

Names of Series 2008-A1 Holders	Addresses of Series 2008-A1 Holders

Bayerische Landesbank	Business Area Corporates Global Asset Finance Aircraft Finance Brienner Strasse 18 D-80333 München Germany

DekaBank Deutsche Girozentrale	Mainzer Landtrasse 16 60325 Frankfurt am Main Germany

KfW IPEX-Bank GmbH	Attention.: Dept.: X4b2 Palmengartenstrasse 5-9 60325 Frankfurt am Main Germany

Landesbank Baden-Wuerttemberg	6751 Structured Finance Landesbank Baden-Württemberg Am Hauptbahnhof 2 70173 Stuttgart Germany

NATIXIS Transport Finance	BP 4 75060 PARIS Cedex 02 France

Norddeutsche Landesbank Girozentrale	Attention: Aviation Group 2214 / 9930 Friedrichswall 10 30159 Hannover Germany

SERIES 2008-A1 NOTE PURCHASE AND LOAN AGREEMENT

SCHEDULE 2

COMMITMENTS OF SERIES 2008-A1 HOLDERS

Names of Series 2008-A1 Holders	Initial Outstanding Principal Balance	Individual Commitments of Series 2008-A1 Holders
Bayerische Landesbank	$24,134,654	$24,134,654
DekaBank Deutsche Girozentrale	$48,269,309	$48,269,309
KfW IPEX-Bank GmbH	$38,615,447	$38,615,447
Landesbank Baden-Wuerttemberg	$48,269,309	$48,269,309
NATIXIS Transport Finance	$24,134,654	$24,134,654
Norddeutsche Landesbank Girozentrale	$28,961,585	$28,961,585
Total:	$212,384,958	$212,384,958

SERIES 2008-A1 NOTE PURCHASE AND LOAN AGREEMENT

SCHEDULE 3

2008 ENGINES

ESN	Manufacturer	Model
894329	CFM International	CFM56-7B
697496	CFM International	CFM56-5B4/3
894328	CFM International	CFM56-7B
567323	CFM International	CFM56-5C4/P
892939	CFM International	CFM56-7B26
V12471	International Aero Engines	V2527-A5
729086	Pratt & Whitney	PW4062-3
V12470	International Aero Engines	V2527-A5
896177	CFM International	CFM56-7B/3
697519	CFM International	CFM56-5B4/3
V12373	International Aero Engines	V2527-A5

2

SERIES 2008-A1 NOTE PURCHASE AND LOAN AGREEMENT

EXHIBIT A

FORM OF CONTROLLING TRUSTEE CLOSING DATE CERTIFICATE

Date:  [                                   ][   ], 20[   ]

The undersigned, a Controlling Trustee of Willis Engine Securitization Trust, a Delaware statutory trust (“WEST”), does hereby certify to the Series 2008-A1 Holders, in satisfaction of one of the conditions for purchase of the Series 2008-A1 Notes and the making of Series 2008-A1 Loans by the Series 2008-A1 Holders under the Series 2008-A1 Note Purchase and Loan Agreement (the “Agreement”), dated as of the date hereof, among Willis Lease Finance Corporation, WEST, and the Series 2008-A1 Holders, on the date first set forth above (the “Closing Date”), as follows (capitalized terms used herein having the same meanings as in the Agreement):

(i)      the representations and warranties of WEST in the Agreement and the Series 2008-A1 Supplement are accurate in all material respects as of the Closing Date, with the same effect as if made on the Closing Date;

(ii)     WEST has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or before the Closing Date;

(iii)    as of the Closing Date, no Event of Default, Early Amortization Event or Servicer Termination Event has occurred and is continuing, and no fact, condition or event exists or has occurred which would, upon the giving of notice or the passage of time or both, constitute an Event of Default, an Early Amortization Event or a Servicer Termination Event;

(iv)    on the Closing Date, Series 2008-B1 Loans are also being made by the Series 2008-B1 Holders under the Series 2008-B1 Note Purchase Agreement in an amount equal to the “Commitments” of the Series 2008-B1 Holders under the Series 2008-B1 Note Purchase Agreement (as defined therein);

(v)     before and after giving effect to the Series 2008-A1 Loans to be made on the Closing Date and the acquisition of the 2008 Engines with the proceeds thereof on the Closing Date and during the Delivery Period, no Senior Borrowing Base Deficiency or Maximum Borrowing Base Deficiency exists or would exist as of the Closing Date; and

(vi)    no proceeding is pending which would prohibit the sale and purchase of the Series 2008-A1 Notes or the making of the Series 2008-A1 Loans on the Closing Date.

Executed as of the date first set forth above, by the undersigned, a Controlling Trustee of WEST.

By:
Name:
Title: Controlling Trustee

2

SERIES 2008-A1 NOTE PURCHASE AND LOAN AGREEMENT

EXHIBIT B

FORM OF ADMINISTRATIVE AGENT

CLOSING DATE CERTIFICATE

Date:  [                                   ][  ], 20[   ]

The undersigned, an officer of Willis Lease Finance Corporation, as Administrative Agent for Willis Engine Securitization Trust, a Delaware statutory trust (“WEST”), does hereby certify to the Series 2008-A1 Holders, in satisfaction of one of the conditions for purchase of the Series 2008-A1 Notes and the making of Series 2008-A1 Loans by the Series 2008-A1 Holders under the Series 2008-A1 Note Purchase and Loan Agreement (the “Agreement”), dated as of the date hereof, among Willis Lease Finance Corporation, WEST, and the Series 2008-A1 Holders, on the date first set forth above (the “Closing Date”), as follows (capitalized terms used herein having the same meanings as in the Agreement):

                (i)            the representations and warranties of the Administrative Agent in the Agreement and in the Related Documents to which the Administrative Agent is a party are accurate in all material respects as of the Closing Date, with the same effect as if made on the Closing Date; and

                (ii)           the Administrative Agent has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or before the Closing Date.

Executed as of the date first set forth above, by the undersigned, an officer of the Administrative Agent.

By:
Name:
Title: